SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 25, 2003

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated April 1, 2003 providing for the issuance of 2003-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB2).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-90830-03                 75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.


     This current report on Form 8-K relates to the monthly distribution reported to the holders of 2003-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB2 pursuant to the terms of the Pooling and Servicing Agreement, dated April 1, 2003 among Asset Backed Funding Corp., as depositor, Litton Loan Servicing LP as servicer, and JPMorgan Chase Bank, as trustee.

     On June 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.




Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 25, 2003 as Exhibit 99.1.

2003-CB2 Trust
C-BASS Mortgage  Loan  Asset-Backed  Certificates,  Series 2003-CB2
-------------------------------------------------------------------------------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,


Date:  June 30, 2003                  By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         June 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  June 25, 2003


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-CB2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               June 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1        60,300,000.00     57,857,166.75   4,303,786.83       66,390.57   4,370,177.40     0.00       0.00       53,553,379.92
AF2        31,600,000.00     31,600,000.00           0.00       82,209.60      82,209.60     0.00       0.00       31,600,000.00
AF3        22,771,000.00     22,771,000.00           0.00       98,311.75      98,311.75     0.00       0.00       22,771,000.00
AV1        66,700,000.00     64,459,180.43   2,512,142.33       76,035.31   2,588,177.64     0.00       0.00       61,947,038.10
AV2        14,069,000.00     14,069,000.00           0.00       21,675.93      21,675.93     0.00       0.00       14,069,000.00
M1         15,205,000.00     15,205,000.00           0.00       63,765.57      63,765.57     0.00       0.00       15,205,000.00
M2         12,286,000.00     12,286,000.00           0.00       56,552.07      56,552.07     0.00       0.00       12,286,000.00
B1          8,393,000.00      8,393,000.00           0.00       33,472.40      33,472.40     0.00       0.00        8,393,000.00
B2          4,258,000.00      4,258,000.00           0.00       19,885.75      19,885.75     0.00       0.00        4,258,000.00
N          12,900,000.00     11,894,711.94   1,036,091.77       87,525.26   1,123,617.03     0.00       0.00       10,858,620.17
R                   0.00              0.00           0.00            0.00           0.00     0.00       0.00                0.00
TOTALS    248,482,000.00    242,793,059.12   7,852,020.93      605,824.21   8,457,845.14     0.00       0.00      234,941,038.19

AIO        92,000,000.00     87,000,000.00           0.00      252,768.98     252,768.98     0.00       0.00       83,000,000.00
X                   0.00              0.00           0.00            0.00           0.00     0.00       0.00                0.00
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                  ENDING                             PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL   PRINCIPAL           CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
AF1      04542BCQ3    959.48866915    71.37291592   1.10100448     72.47392040     888.11575323       AF1          1.430000 %
AF2      04542BCR1  1,000.00000000     0.00000000   2.60156962      2.60156962   1,000.00000000       AF2          3.134000 %
AF3      04542BCS9  1,000.00000000     0.00000000   4.31741030      4.31741030   1,000.00000000       AF3          5.201000 %
AV1      04542BCT7    966.40450420    37.66330330   1.13995967     38.80326297     928.74120090       AV1          1.470000 %
AV2      04542BCU4  1,000.00000000     0.00000000   1.54068733      1.54068733   1,000.00000000       AV2          1.920000 %
M1       04542BCW0  1,000.00000000     0.00000000   4.19372378      4.19372378   1,000.00000000       M1           5.052000 %
M2       04542BCX8  1,000.00000000     0.00000000   4.60296842      4.60296842   1,000.00000000       M2           5.545000 %
B1       04542BCY6  1,000.00000000     0.00000000   3.98813297      3.98813297   1,000.00000000       B1           4.970000 %
B2       04542BCZ3  1,000.00000000     0.00000000   4.67020902      4.67020902   1,000.00000000       B2           5.820000 %
N        N/A          922.07069302    80.31719147   6.78490388     87.10209535     841.75350155       N            8.830000 %
TOTALS                977.10521937    31.59995867   2.43810099     34.03805966     945.50526070

AIO      04542BCV2    945.65217391     0.00000000   2.74748891      2.74748891     902.17391304       AIO          3.500000 %

----------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                              Irina I Mordukhayev
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5930
                      Email: irina.i.mordukhayev@chase.com

                    ---------------------------------------




Sec. 4.06(iii) O/C Amount                                                                                       7,286,104.04
Sec. 4.06(iii) Targeted O/C Amount                                                                              7,286,043.12
Sec. 4.06(iii) O/C Deficiency Amount                                                                                    0.00
Sec. 4.06(iii) O/C Release Amount                                                                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                                                            990,123.58
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                                    990,123.58
Sec. 4.06(iii) Extra Principal Distribution Amount                                                                      0.00

Sec. 4.06(iv) Servicing Compensation                                                                                    0.00

Sec. 4.06(v) Current Advances                                                                                     354,007.32

Sec. 4.06(vi) Ending Collateral Balance Group 1                                                               136,145,604.65
Sec. 4.06(vi) Ending Collateral Balance Group 2                                                                95,222,917.41
Sec. 4.06(vi) Total Ending Collateral Balance                                                                 231,368,522.06

Sec. 4.06(vii) Total Beginning Number of Loans                                                                      2,139.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                                              1,471.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                                                668.00

Sec. 4.06(vii) Total Ending Number of Loans                                                                         2,089.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                                                 1,434.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                                                   655.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                                       8.89 %
Sec. 4.06(vii) Group 1 Weighted Average Net Mortgage Rate                                                             9.39 %
Sec. 4.06(vii) Group 2 Weighted Average Net Mortgage Rate                                                             8.13 %

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                                               328.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                                               346.00


Sec. 4.06(viii)Loans Delinquent

                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        77             5,587,114.30                  4.10 %
                                                2 Month                        29             2,060,210.50                  1.51 %
                                                3 Month                         8               909,265.82                  0.67 %
                                                Total                     114                 8,556,590.62                  6.28 %
                                                 Group 2
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        25             4,376,205.57                  4.60 %
                                                2 Month                         9               842,589.03                  0.88 %
                                                3 Month                         4               451,808.30                  0.47 %
                                                 Total                         38             5,670,602.90                  5.95 %
                                                 Group Totals
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                       102             9,963,319.87                  4.31 %
                                                2 Month                        38             2,902,799.53                  1.25 %
                                                3 Month                        12             1,361,074.12                  0.59 %
                                                 Total                        152            14,227,193.52                  6.15 %

                                                Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.06(viii)Loans in Foreclosures
                                                                     Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           7              886,114.52                  0.65 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1               53,250.33                  0.06 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           8              939,364.85                  0.41 %


Sec. 4.06(viii)Loans in Bankruptcy
                                                                     Loans in Bankruptcy

                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           8              441,905.92                  0.32 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           3              185,127.68                  0.19 %


                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          11              627,033.60                  0.27 %

Sec. 4.06(ix)Loans in REO
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                   0.00%
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                                         4,163,264.97
Principal Prepayments Group 2                                                                         2,446,262.45

Sec. 4.06(xii) Prepayment Penalties/Premiums                                                            133,493.45

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                                                                   0.00
Current Realized Losses Incurred in Group 2                                                                   0.00
Cummulative Realized Losses Incurred in Group 1                                                               0.00
Cummulative  Realized Losses Incurred in Group 2                                                              0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                                           0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                                          0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                                           0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                                          0.00

Sec. 4.06(xiv) Class B1 Unpaid Realized Loss Amount                                                           0.00
Sec. 4.06(xiv) Class B1 Applied Realized Loss Amount                                                          0.00

Sec. 4.06(xiv) Class B2 Unpaid Realized Loss Amount                                                           0.00
Sec. 4.06(xiv) Class B2 Applied Realized Loss Amount                                                          0.00

Sec. 4.06(xvii) Unpaid Interest
Class AF1 Unpaid Interest Shortfall                                                                           0.00
Class AF2 Unpaid Interest Shortfall                                                                           0.00
Class AF3 Unpaid Interest Shortfall                                                                           0.00
Class AV1 Unpaid Interest Shortfall                                                                           0.00
Class AV2 Unpaid Interest Shortfall                                                                           0.00
Class AIO Unpaid Interest Shortfall                                                                           0.00
Class M1 Unpaid Interest Shortfall                                                                            0.00
Class M2 Unpaid Interest Shortfall                                                                            0.00
Class B1  Unpaid Interest Shortfall                                                                           0.00
Class B2  Unpaid Interest Shortfall                                                                           0.00
Class N Unpaid Interest Shortfall                                                                             0.00

Current Period Relief Act Interest Shortfalls                                                             2,992.58

Class AF1 Interest Accrual Relief Act Reduction                                                             257.67
Class AF2 Interest Accrual Relief Act Reduction                                                             319.06
Class AF3 Interest Accrual Relief Act Reduction                                                             381.56
Class AV1 Interest Accrual Relief Act Reduction                                                             295.10
Class AV2 Interest Accrual Relief Act Reduction                                                              84.13
Class AIO Interest Accrual Relief Act Reduction                                                             981.02
Class M1  Interest Accrual Relief Act Reduction                                                             247.48
Class M2 Interest Accrual Relief Act Reduction                                                              219.48
Class B1  Interest Accrual Relief Act Reduction                                                             129.91
Class B2  Interest Accrual Relief Act Reduction                                                              77.18
Total Class Interest Accrual Relief Act Reduction                                                         2,992.58

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                                           0.00
Class AF1  Prepayment Interest Shortfall Reduction                                                            0.00
Class AF2  Prepayment Interest Shortfall Reduction                                                            0.00
Class AF3  Prepayment Interest Shortfall Reduction                                                            0.00
Class AV1  Prepayment Interest Shortfall Reduction                                                            0.00
Class AV2  Prepayment Interest Shortfall Reduction                                                            0.00
Class AIO  Prepayment Interest Shortfall Reduction                                                            0.00
Class M1   Prepayment Interest Shortfall Reduction                                                            0.00
Class M2  Prepayment Interest Shortfall Reduction                                                             0.00
Class B1   Prepayment Interest Shortfall Reduction                                                            0.00
Class B2   Prepayment Interest Shortfall Reduction                                                            0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                                           2,481.09


Sec. 4.06(xxii)Net Rate Carryover Amount - Class AF1                                                          0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class AF1                                                   0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class AV1                                                          0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class AV1                                                   0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class AV2                                                          0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class AV2                                                   0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class B1                                                           0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class B1                                                    0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class B2                                                           0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class B2                                                    0.00

Sec. 4.06(xiv) Has the Trigger Event Occured                                                                    NO

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                                         N/A

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance                      0.0000 %

Sec. 4.06(xxv) Available Funds
Available Funds                                                                                       8,579,601.77
Interest Remittance Amount                                                                            1,763,672.61
Principal Remittance Amount                                                                           6,815,929.16

Sec 4.06 Repurchased Principal                                                                                0.00

Sec 4.06 Class X Distributable Amount                                                                         0.00

                    Copyright 2001 J.P. Morgan Chase & Co. All rights reserved
